UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ___________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15 (d) of the
                         Securities Exchange Act of 1934

                                February 14, 2005

                Date of Report (Date of earliest event reported)


                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
             (Exact Name of Registrant as specified in its Charter)

                              _____________________

           Delaware                 333-92383                06-1397316
 (State or Other Jurisdiction)     (Commission            (I.R.S. Employer
       of Incorporation            File Number)          Identification No.)

                              _____________________



                             251 Ballardvale Street
                         Wilmington, Massachusetts 01887
               (Address of Principal Executive Offices) (Zip Code)

                                  978-658-6000
              (Registrant's Telephone Number, including Area Code)



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ITEM 2.02. Results of Operations and Financial Condition

The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 14, 2005, Charles River Laboratories International, Inc. issued a press release providing financial results for the fiscal quarter ended December 25, 2004. The press release, attached as an exhibit to this report, includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about Charles River's business contained in the press release are "forward-looking" rather than historic. The press release also states that these and other risks relating to Charles River are set forth in the documents filed by Charles River with the Securities and Exchange Commission.


ITEM 9.01. Financial Statements and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

         99.1      Press release dated February 14, 2005.





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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CHARLES RIVER LABORATORIES
                                         INTERNATIONAL, INC.

Dated: February 14, 2005

                                         By: /s/ Jody Acford
                                             -----------------------------------
                                                 Jody Acford, Corporate Senior
                                                 Vice President, General Counsel
                                                 and Corporate Secretary





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


                                  Exhibit Index


Exhibit No.          Description
-----------          -----------

99.1                 Press release dated February 14, 2005.





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